UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2026

Relativity Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41283	86-3244927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 3753 Howard Hughes Pkwy

Suite 200

Las Vegas, NV 89169

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 710-4420

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2026, Relativity Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Company’s second amended and restated certificate of incorporation (the “Charter Amendment”) to extend the date by which the Company must consummate its initial business combination from February 15, 2026 to February 15, 2027, or such earlier date as determined by the Company’s board of directors (the “Board”). The Company filed the Charter Amendment with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of 3,361,272 shares of the Company’s common stock, which represents a quorum of the outstanding common stock entitled to vote as of the record date of January 16, 2026, were represented in person or by proxy at the Meeting. The Company’s stockholders approved the Charter Amendment extending the date by which the Company has to consummate an initial business combination from February 15, 2026 to February 15, 2027, or such earlier date as determined by the Board.

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain	Broker Non-Vote
3,356,927	4,345	0	0

In connection with the Meeting, stockholders holding 6,587 public shares of the Company’s Class A common stock (“Class A Shares”) exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, approximately $84,172 (approximately $12.77 per Public Share) will be removed from the Trust Account to pay such holders and approximately $714,335 will remain in the Trust Account. Following redemptions, the Company will have 55,901 Public Shares outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
3.1	Amendment to the Second Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: February 17, 2026

RELATIVITY ACQUISITION CORP.

By:	/s/ Tarek Tabsh
	Name:	Tarek Tabsh
	Title:	Chief Executive Officer